GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                              Phone: (215) 988-7800
                            Facsimile: (215) 988-7801


                                                    Terrance James Reilly, Esq.
                                                   Direct Dial:  (215) 988-7815
                                                    E-Mail:  reillyte@gtlaw.com


                                 October 8, 2002


VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

     On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended, please find Post-Effective Amendment No. 24 to the Company's Registration Statement on Form N-1A ("PEA No. 24"). PEA No. 24 applies only to the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), a series of shares offered by the Company.

     PEA No. 24 is being filed to disclose certain changes being made in the Chase Mid-Cap Growth Fund (the "Fund"). The material changes are: (i) the Fund has changed its name from the "Newby Fund" to the "Chase Mid-Cap Growth Fund";
(ii) the Fund has changed investment advisers from Commonwealth Capital Management, LLC to Chase Investment Counsel Corporation ("Chase"); (iii) the investment advisory fee was lowered and the performance fee adjustment eliminated; (iv) the investment strategies were narrowed to focus in on equity securities of companies with a mid-size market capitalization; (v) performance disclosure has been added concerning other separately managed accounts that Chase has managed in the same investment style as the Fund; (vi) the Fund's two classes of shares were renamed from "Investor Shares" and "Service Shares" to "Class A Shares" and "Class C Shares," respectively; and (vii) front-end sales charges were added to Class A Shares and Class C Shares, and a contingent deferred sales charge was added to Class C Shares redeemed within one year of their initial purchase.

     The Fund has recently changed its fiscal year end from November 30 to September 30, and is presently in the process of auditing its financial statements for the ten-month fiscal period ended September 30, 2002. Accordingly, no financial information for its most recent fiscal period ended September 30, 2002 is currently available or being filed herewith. In conjunction with the effectiveness of this PEA No. 24, the Company will be filing another Post-Effective Amendment to its Registration Statement on Form N-1A, with respect to the Fund, for the purpose of: (i) updating the financial information; (ii) incorporating by reference the audited financial information for the Fund for its most recent fiscal period ended September 30, 2002; (iii) making certain other non-material changes; and (iv) adding appropriate exhibits and consents.

     The Company anticipates that it may request, under separate cover, accelerated effectiveness of this PEA No. 24 and is willing to work with the Staff towards achieving this goal.

     Questions concerning PEA No. 24 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.

                                Very truly yours,


                               /s/ Terrance James Reilly
                               ------------------------------
                              Terrance James Reilly



cc:   Shaswat K. Das
      Steven M. Felsenstein

As filed with the Securities and Exchange Commission on October 8, 2002

                                     Registration No. 333-29289
                                            File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.___24__                        |_X|
                                     --                            -

                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.____25____                                    |_X|
                       --                                          -

                        (Check appropriate box or boxes)

                             THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                          Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |_|  immediately upon filing pursuant to paragraph (b)
       --
      | _|  on __________________ pursuant to paragraph (b)
       --
      |X_|  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |__|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

THE WORLD FUNDS, INC.

Chase Mid-Cap Growth Fund

PROSPECTUS

Prospectus dated November __, 2002






This prospectus describes the Chase Mid-Cap Growth Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio.






As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               TABLE OF CONTENTS

Risk/Return Summary..........
Fund Performance.............
Fees and Expenses of the Fund
Management of the Fund.......
Shareholder Information......
Distribution Arrangements....
Distributions and Taxes......
Shareholder Communications...
Financial Highlights.........
For More Information.........










More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                               RISK/RETURN SUMMARY

Investment Objective:     Capital appreciation

Principal Investment Strategies:

The Fund will pursue its investment objective by investing primarily in common stocks of domestic corporations that have a mid-size market capitalization. The adviser considers a mid-cap company to be one that has a market capitalization of between $1 billion and $10 billion.

The adviser screens a universe of approximately 6,000 companies and selects securities it believes presents the potential for growth using quantitative fundamental and technical analysis. The fundamental factors considered include a security's growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the adviser rely on both internal and external research sources and on information provided by management of companies being considered.

In buying and selling portfolio securities, the adviser sets its initial price targets. The adviser continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the adviser, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Types of Securities:

The Fund invests primarily in the following securities:

o     Common Stocks;
o     Convertible Securities;
o     American Depositary Receipts

Please review the SAI for further descriptions of these securities. The SAI also provides information on other investment strategies the Fund may pursue from time to time.

Principal Risks:

Your investment in the Fund is subject to certain risks. Therefore, you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Other principal risks you should consider include:

Market Risk - The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

Mid-Cap Company Risk - A medium capitalization company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Diversification Risk - The Fund operates as a non-diversified mutual fund. Because the Fund may invest in a smaller number of securities, the value of your investment may fluctuate more than other funds with a larger number of holdings.

Foreign Security Risk - The Fund may invest in foreign securities through depositary receipts. Securities of foreign companies may involve greater volatility as well as political and economic risks.

Who May Want to Invest:

The Fund is intended for investors who are willing to hold their shares for a long period of time (e.g., in preparation for retirement); and/or are diversifying their investment portfolio by investing in a mutual fund that invests in securities of mid-cap companies.

Performance Information:

No performance information is being presented because the Fund has not operated for a full calendar year since Chase Investment Counsel Corporation became the adviser and the Fund changed its investment strategy to focus on mid-cap securities.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                        Class A        Class C
                                                        -------        -------
-          -------
Maximum Sales Charge (Load) Imposed on Purchases         5.75%          1.00%
Maximum Deferred Sales Charge (Load) (1)                 2.00%          1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Distributions                        None           None
Redemption Fees                                          None           None
Exchange Fees                                            None
None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

Advisory Fee                                             1.00%          1.00%
Distribution (12b-1) Fees                                None           0.75%
Other Expenses (2)                                       1.97%          1.97%
Service Fees                                             0.25%          0.25%
                                                         -----          -----
Total Annual Fund Operating Expenses                     3.22%          3.97%
Fee Waiver and/or Expense Reimbursements(2)              1.74%          1.74%
                                                         ----           ----
Net Expenses                                             1.48%          2.23%
                                                         ====           ====

(1) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase. A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase.

(2) Other expenses have been re-stated to reflect current fees anticipated by adviser. The adviser has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.48% and 2.23% for the Fund's Class C Shares. The adviser may be entitled to the reimbursement of fees waived or reimbursed by the adviser to the Fund. The total amount of reimbursement recoverable by the adviser is the sum of all fees previously waived or reimbursed by the adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                     1 Year         3 Years         5 Years        10 Years
                     ------         -------         -------        --------

Class A Shares (1)   $717           $1,016         $1,701         $3,524

Class C Shares(1)     324              790          1,652          3,886

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase.

                                   MANAGEMENT

Investment Adviser

The registered investment adviser of the Fund is Chase Investment Counsel Corporation (the "Adviser"), 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091. The Adviser and a predecessor proprietorship, have provided asset management services to individuals and institutional investors since 1957. As of December 31, 2001, the Adviser managed approximately $1.3 billion in assets.

The Adviser manages the Fund in accordance with its investment objective and policies. The Adviser makes decisions with respect to, and places orders for all purchases and sales of portfolio securities. For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee payable monthly and calculated at the annual rate of 1.00% of the Fund's average daily net assets.

Portfolio Managers

Since September 1, 2002, Mr. Derwood S. Chase, Jr. and Mr. David B. Scott are principally responsible for the portfolio management of the Fund. Mr. Chase, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than forty years. The senior portfolio manager, Mr. Scott, who has been Senior Vice President of the Adviser since February, 1997, has been active professionally in the investment field for more than twenty-four years. Mr. Scott joined the Adviser as a Vice President in March, 1994. Since December 2, 1997, the Adviser and Messrs. Chase and Scott have also served as the investment adviser and portfolio managers to the Chase Growth Fund (CHASX), a series of another open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

Prior to September 1, 2002, Commonwealth Capital Management, LLC ("CCM") was the investment adviser to the Fund. CCM was entitled to receive a base advisory fee of 1.25% of the Fund's average daily net assets. The base advisory fee was adjusted each month if the Fund exceeded or failed to meet certain performance criteria. The maximum adjustment (increase or decrease) to the fee was 1.00% per annum.

Prior Performance of the New Adviser, Chase Investment Counsel Corporation

The following table sets forth performance data relating to the historical performance of a private institutional account managed by the Adviser for the periods indicated that has investment objectives, policies, strategies and risks substantially similar to those of the Fund. As of the date of this prospectus, the private institutional account represents approximately 4% of all assets currently managed by the Adviser. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar account as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The performance data shown below was calculated in accordance with industry standards. The performance data is unaudited. All returns presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private institutional account of the Adviser without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns.

The private institutional account for which results are reported is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the private institutional account could have been adversely affected if the private institutional account had been regulated as an investment company. In addition, the operating expenses incurred by the private institutional account were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the private institutional account are greater than what Fund performance would have been.

                             Average Annualized Total Return through 09/30/02
                            --------------------------------------------------
                                                          Since Inception
                                One Year     Five Years     (04/01/94)
                                --------     ----------   ---------------
Adviser's Private
Institutional Account             1.90%         5.73%          11.85%

S & P 500(1)                    (20.44%)       (1.62%)          9.28%

S & P 400 Mid Cap(2)             (6.29%)        5.20%          11.74%

Russell Mid-Cap Growth(3)       (15.50%)       (4.07%)          5.90%

(1) The Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The Standard and Poor's 400 Midcap Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion.

                             SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets attributable to each class of the Fund, then subtracting liabilities attributable to Class A and Class C Shares. The net asset amount attributable to each class is divided the number of Class A and Class C shares held by investors.

In calculating the NAV, the Fund's securities are valued using current market prices, if available. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Directors of the Company.

The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

Purchasing Shares

You may purchase Fund shares at the next public offering price ("POP") calculated after your order and payment are received in proper form. The POP is equal to the NAV plus the initial sales charge if any. Your order to buy shares is in proper form when your signed Application Form and check or wire payment is received.

Opening a New Account

You may purchase shares of the Fund by mail, by wire or through financial institutions. An Application Form accompanies this prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll free at (800) 628-4077.

Purchasing Shares by Mail

Please complete the attached Application Form and mail it with your check, payable to the Chase Mid-Cap Growth Fund, to the Fund's Transfer Agent, Fund Services, Inc, at the following address:

   Chase Mid-Cap Growth Fund
   c/o Fund Services, Inc.
   Post Office Box 26305
   Richmond, Virginia 23260

You may not send an Application Form via overnight delivery to post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's Transfer Agent at the following address:

   Chase Mid-Cap Growth Fund
   c/o Fund Services, Inc.
   1500 Forest Avenue, Suite 111
   Richmond, Virginia 23229

Purchasing Shares by Wire

To order by wire, you must have a wire account number. Please call the Transfer Agent toll free at (800) 628-4077 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number and further instructions. If you send your purchase by wire without the account number, your order may be delayed. You will be asked to fax your Application Form.

Once you have the account number, your bank or other financial institution may send the wire to the Fund's Transfer Agent with the following instructions:

   BANK OF AMERICA
   Richmond, VA
   ABA #0510 0001 7
   Account No. 09747791
   Fund Services, Inc.
   Credit to: Chase Mid-Cap Growth Fund
   For further credit to:
   Investor's account number
   Name(s) of the investor(s)

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through Financial Institutions

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributor. Investment professionals who offer shares may require payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investments.

Minimum Investments

The minimum initial investment for the Fund is $2,000. Subsequent investments must be in amounts of $250 or more. Exceptions may be made at the Fund's discretion.

Share Class  Alternatives

The Fund currently offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares you are purchasing. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Automatic Investment Plan

You may make regular monthly investments in amounts of $250 or more using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a pre-authorized amount on or about the 15th day of each month. You may select this service by completing the Automatic Investment Plan section of the Application Form and sending a voided check. You may terminate your participation in this Plan by calling the Transfer Agent at (800) 628-4077.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if the value of your account falls below $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account balance up to the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Selling Your Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order in proper form, less any applicable contingent deferred sales charges. You may sell your shares by mail, wire or through a financial institution.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 60 days of purchase. A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within 60 days of purchase. The charges are a percentage of the net asset value at the time of purchase.

Normally the Fund pays you cash when you redeem your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Redemption proceeds are normally mailed to you within three business days, but the Fund reserves the right to delay mailing proceeds until the seventh day if sending proceeds earlier could adversely affect the Fund. If any shares that you are selling are part of an investment that you've paid for with a check, the Fund may delay sending your redemption proceeds until your check to purchase shares clears, which can take up to 14 days.

Selling Your Shares by Mail

You may redeem your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:


   Chase Mid-Cap Growth Fund
   c/o Fund Services, Inc.
   Post Office Box 26305
   Richmond, Virginia 23260

Selling Your Shares by Telephone

If you authorized the Transfer Agent to accept telephone instructions by completing the "Telephone Privileges" section of the Fund's Application Form, you may sell your shares by calling the Transfer Agent toll free at (800) 628-4077. Your redemption will be mailed or wired according to your instructions to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund.

The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened. However the authorization form requires a separate signature guarantee.

                            DISTRIBUTION ARRANGEMENTS

You may purchase Fund shares at the POP (which may include an initial sales charge). The amount of the initial sales charge you pay depends on the amount of your purchase. The following schedule displays the percentage you will pay.

Class A Shares

                               Sales Charge as a Percentage of
                               ------------------------------- Dealer Discount
                                   Offering    Net Amount      as a Percentage
                                   Price       Invested        of Offering Price
                                   --------    ----------      -----------------

Less than $50,000                   5.75%      6.10%           5.00%
$50,000 but less than $100,000      4.50%      4.71%           3.75%
$100,000 but less than $250,000     3.50%      3.63%           2.75%
$250,000 but less than $500,000     2.50%      2.56%           2.00%
$500,000 but less than $1,000,000   2.00%      2.04%           1.75%
$1,000,000 or more                  1.00%      1.01%           1.00%

Class C Shares

All purchases                       1.00%      1.01%           1.00%

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2) exchanges of one fund's shares for those of another fund if a sales charge was paid at the time of the original purchase;

(3) purchases of Fund shares made by current or former directors, officers, employees, or agents of the Company, the Adviser, the Distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4)   clients of the Adviser;

(5) shareholders of other registered open-end investment management companies that are managed by the Adviser.

(6) purchases of Fund shares by the Fund's Distributor for their own investment account and for investment purposes only;

(7) a "qualified institutional buyer," including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

(8) a charitable organization, as defined by the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525.

Rule 12b-1  Fees

The Fund has a Plan of Distribution (the "12b-1 Plan") for its Class C Shares. The Fund, through the 12b-1 Plan, may reimburse the distributor up to a maximum of 0.75% of the average daily net assets of Class C Shares of the Fund for certain activities and expenses of selling shares. Because 12b-1 Plan expenses are paid by Class C Shares on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges. These expenses of Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers.

Shareholder Servicing Plan

The Fund has a shareholder servicing plan for its Class A Shares and Class C Shares. The Fund may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders. The authorized agents may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

The Fund does not monitor the actual services being performed by authorized agents under each plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that authorized agent may receive, including any service fees that authorized agents may receive from the Fund and any compensation the authorized agents may receive directly from its clients.

General

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases. Review the SAI or call the Fund at (800) 527-9525 for further information.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                                     Adviser

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091


                                   Distributor

                          First Dominion Capital Corp.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229


                                    Custodian

                          Brown Brothers Harriman & Co.
                                 40 Water Street
                        Boston, Massachusetts 02109-3661


                                 Transfer Agent

                               Fund Services, Inc.
                          1500 Forest Avenue, Suite 111
                            Richmond, Virginia 23229


                             Independent Accountants

                             Tait, Weller and Baker
                               8 Penn Center Plaza
                        Philadelphia, Pennsylvania 19103


                                  Legal Counsel

                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103

FINANCIAL  HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Fund's Class A Shares for the period of the Fund's operations. Prior to the date of this prospectus, Class C Shares of the Fund had not commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD - Class A Shares


                                                        Period ended
                                                        November 30, 2001*(B)

Per Share Operating Performance
Net asset value, beginning of period                    $ 20.00
Income from investment operations-
  Net investment loss                                     (0.35)
  Net realized and unrealized gain on investments          7.31
                                                        --------
    Total from investment operations                       6.96
                                                        --------
Net asset value, end of period                          $ 26.96
                                                         =======
Total Return                                              34.79%
Ratios/Supplemental Data
  Net assets, end of period (000's)                     $   221
Ratio to average net assets (A)
Expenses                                                   2.00%**
Net investment loss                                       (1.25%)**
Portfolio turnover rate                                  683.55%

*     Commencement of operation was January 1, 2001.
**    Annualized
(A) Expense reimbursements reduced the expense ratio and increased net investment income ratio by 16.49% for the for the period ended November 30, 2001.

(B) Results reflect the operations of the Fund as the Newby Fund. On September 1, 2002, Chase Investment Counsel Corporation became the investment adviser to the Fund and the Fund's investment strategies were changed to focus on mid-cap securities.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated November __, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223,
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                            Chase Mid-Cap Growth Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Chase Mid-Cap Growth Fund (the "Fund"), dated November ____, 2002, as it may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended September 30, 2002 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended September 30, 2002 (the "Annual Report") and are_________________________________. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.


The date of this SAI is November _____, 2002

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

General Information.................................................1
Investment Objective................................................1
Strategies and Risks................................................1
Investment Programs.................................................2
Investment Restrictions............................................10
Management of the Company..........................................11
Policies Concerning Personal Investment Activities.................17
Principal Securities Holders.......................................17
Investment Adviser and Advisory Agreement..........................18
Management-Related Services........................................19
Portfolio Transactions.............................................20
Portfolio Turnover.................................................21
Capital Stock and Dividends........................................21
Distribution.......................................................22
Additional Information about Purchases and Sales...................24
Special Shareholder Services.......................................27
Tax Status.........................................................28
Investment Performance.............................................30
Financial Information..............................................33

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Chase Mid-Cap Growth Fund (the "Fund"). The Fund commenced operations on January 1, 2001 as the Newby Fund. On September 5, 2002, the Fund changed its name to the Chase Mid-Cap Growth Fund. The Fund is a separate investment portfolio or series of the Company. The Fund is currently authorized to issue two classes of shares:
Class A Shares (formerly known as "Investor Shares") sold with a maximum front-end sales charge of 5.75% and Class C Shares (formerly known as "Service Shares") sold with a reduced front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00% if shares are redeemed within sixty (60) days of purchase. The Fund is a "non-diversified" series, as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

In addition to the risks associated with particular types of securities, which are discussed below, the Fund is subject to general market risks. The Fund invests primarily in common stocks or securities convertible into common stocks of U.S. companies that have a mid-size market capitalization ("mid-cap securities"). The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Fund shares. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Convertible  Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Foreign Investments

The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

Depositary Receipts

Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. In addition to the risk of foreign investments applicable to the underlying securities, unsponsored DRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Risks of Investing in Foreign Securities

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Small Companies

The Fund may invest in small companies. Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Mid-Cap Securities

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger companies. Historically, stocks of mid-cap companies have been more volatile than stocks of larger companies and may be considered more speculative than investments in larger companies. Thus, securities of mid-cap companies present greater risks than securities of larger, more established companies. You should consider that the value of Fund shares may be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Leveraging

The Fund may borrow money to increase its holdings of portfolio securities. This is known as "leveraging". Since the Fund must maintain asset coverage of 300% on borrowed monies, the Fund could be required to sell investments at an inopportune time to satisfy this requirement. Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by the Fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed monies.

Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.

Interest on borrowings is an expense the Fund would not otherwise incur. The investment adviser does not currently intend to engage in leveraging and will not engage in leveraging until proper notification is presented in the prospectus.

Short Sale

There are risks involved with selling securities short. The Fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may be required to pay a premium, dividend or interest. The Fund's long position could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss.

When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. The Fund is also required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short. The investment adviser does not currently intend to engage in short sales and will not engage in short selling until proper notification is presented in the prospectus.

Initial Public Offerings

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Options

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put  Options

The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options

The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing  Over-the-Counter  ("OTC") Options

The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts

Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

Other Investments

The directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)    invest in companies for the purpose of exercising management or control;

2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)    purchase or sell commodities or commodity contracts;

4) invest in interests in oil, gas, or other mineral exploration or development programs;

5) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7) participate on a joint or a joint and several basis in any securities trading account;

8) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

10) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

In applying the fundamental policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities; or

2)    Engage in arbitrage transactions.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of September 1, 2002, each director serves as a director for all funds within the Company. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

======================================================================
Name, Address     Position(s)  Number  Principal             Other
and Age           Held with    of      Occupation(s) During  Directorships
                  Company      Funds   the Past 5 Years      by Directors
                  and Tenure   in                            and Number of
                               Company                       Funds in the
                               Overseen                      Complex Overseen
----------------------------------------------------------------------
----------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco,       Chairman,    7       Mr. Pasco is        Vontobel
III(1)            Director             Treasurer and a     Funds,
----------------- and                  Director            of Inc.--3
1500 Forest       Treasurer            Commonwealth        Funds;
Avenue,           since                Shareholder         The World
Suite 223         May, 1997            Services, Inc.,     Insurance
Richmond, VA                           ("CSS"), the        Trust--1
23229                                  Company's           Fund
(55)                                   Administrator,
                                       since 1985;
                                       President  and
                                       Director of First
                                       Dominion Capital
                                       Corp., ("FDCC"),
                                       the Company's
                                       underwriter;
                                       Director and
                                       shareholder of Fund
                                       Services, Inc.,  the
                                       Company's Transfer
                                       and Disbursing  Agent
                                       since 1987;
                                       President and
                                       Treasurer of
                                       Commonwealth  Capital
                                       Management, Inc.
                                       since 1983 which
                                       also owns an
                                       interest in the
                                       investment manager
                                       of The New Market
                                       Fund and an  interest
                                       in the investment
                                       adviser to the Third
                                       Millennium Russia
                                       Fund, two other
                                       funds of the
                                       Company; President
                                       of Commonwealth
                                       Capital Management,
                                       LLC, a registered
                                       investment adviser,
                                       since December,
                                       2000; Shareholder of
                                       Commonwealth Fund
                                       Accounting, Inc.,
                                       which provides
                                       bookkeeping
                                       services; Chairman,
                                       Director and
                                       Treasurer of
                                       Vontobel Funds,
                                       Inc., a registered
                                       investment
                                       company, since
                                       March, 1997;
                                       Chairman, Director
                                       and Treasurer of The
                                       World Insurance
                                       Trust,  a  registered
                                       investment company,
                                       since May, 2002.
                                       Mr. Pasco is also a
                                       certified public
                                       accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr.  Director     7       Mr. Boyd is Manager     Vontobel
10808 Hob Nail    since                of the Customer         Funds,
Court             May, 1997            Services Operations     Inc.--3
Potomac, MD 20854                      and Accounting          Funds;
(60)                                   Division of the         The World
                                       Potomac Electric        Insurance
                                       Power Company since     Trust--1
                                       August, 1978; and       Fund
                                       Director of Vontobel
                                       Funds, Inc.,  a
                                       registered
                                       investment company,
                                       since March, 1997;
                                       Trustee of The World
                                       Insurance Trust,  a
                                       registered
                                       investment company,
                                       since May, 2002.
                                       Mr. Boyd is also a
                                       certified public
                                       accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
William E. Poist  Director     7       Mr. Poist is a        Vontobel
5272 River Road   since                financial and tax     Funds,
Bethesda, MD      May, 1997            consultant through    Inc.--3
20816                                  his firm Management   Funds;
(64)                                   Consulting for        The World
                                       Professionals since   Insurance
                                       1968; Director of     Trust--1
                                       Vontobel Funds,       Fund
                                       Inc.,   a registered
                                       investment company,
                                       since March, 1997;
                                       Trustee of The World
                                       Insurance Trust, a
                                       registered
                                       investment company,
                                       since May, 2002.
                                       Mr. Poist is also a
                                       certified public
                                       accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul M. Dickinson Director     7       Mr. Dickinson is      Vontobel
8704              since                President of Alfred   Funds,
Berwickshire Dr.  May, 1997            J. Dickinson, Inc.    Inc.--3
Richmond, VA                           Realtors since        Funds;
23229                                  April, 1971;          The World
(53)                                   Director of Vontobel  Insurance
                                       Funds, Inc., a        Trust--1
                                       registered            Fund
                                       investment company,
                                       since March, 1997;
                                       and a Trustee of The
                                       World Insurance
                                       Trust, a registered
                                       investment company,
                                       since May, 2002.
----------------------------------------------------------------------
----------------------------------------------------------------------
Officers:
----------------------------------------------------------------------
----------------------------------------------------------------------
*F. Byron         Secretary    N/A     Mr. Parker is         N/A
Parker, Jr.       since                Secretary of CSS and
1500 Forest       May, 1997            FDCC since 1986;
Avenue,                                Secretary of
Suite 222                              Vontobel Funds,
Richmond, VA                           Inc., a registered
23229                                  investment company,
(57)                                   since March, 1997;
                                       Secretary of The
                                       World Insurance Trust, a
                                       registered investment
                                       company, since May,
                                       2002; and partner in
                                       the law firm Parker
                                       and McMakin.
----------------------------------------------------------------------
----------------------------------------------------------------------
Jane H. Williams  Vice         N/A     Ms. Williams is the   N/A
3000 Sand Hill    President            President of Sand
Road              of the               Hill Advisors, Inc.
Suite 150         Company              since August, 2000
Menlo Park, CA    and                  and was the
94025             President            Executive Vice
(52)              of the               President of Sand
                  Sand Hill            Hill Advisors, since
                  Portfolio            1982.
                  Manager
                  Fund
                  series
                  since
                  May, 1997.
----------------------------------------------------------------------
----------------------------------------------------------------------
Leland H. Faust   President    N/A     Mr. Faust is          N/A
One Montgomery    of the               President of CSI
St.,              CSI                  Capital Management,
Suite 2525        Equity               Inc. since 1978.
San Francisco,    Fund                 Mr. Faust is also a
CA 94104          series               partner in the law
(54)              and the              firm Taylor & Faust
                  CSI Fixed            since September,
                  Income               1975.
                  Fund
                  series
                  since
                  October,
                  1997.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Franklin A.      Vice         N/A     Mr. Trice is          N/A
Trice, III        President            President of
P. O. Box 8535    of the               Virginia Management
Richmond, VA      Company              Investment Corp.
23226             and                  since May, 1998; and
(37)              President            a registered
                  of the               representative of
                  New                  FDCC, the Company's
                  Market               underwriter since
                  Fund                 September, 1998.
                  series               Mr. Trice was a
                  since                broker with Scott &
                  October,             Stringfellow from
                  1998.                March, 1996 to May,
                                       1997 and with
                                       Craigie, Inc. from
                                       March, 1992 to
                                       January, 1996.
----------------------------------------------------------------------
----------------------------------------------------------------------
*John T. Connor,  Vice         N/A     Mr. Connor is         N/A
Jr.               President            President of Third
1185 Avenue of    of the               Millennium
the Americas,     Company              Investment Advisors,
32nd Floor        and                  LLC since April
New York, NY      President            1998; and Chairman
10036             of the               of ROSGAL Insurance
(60)              Third                since 1993.
                  Millennium
                  Russia
                  Fund
                  series
                  since
                  October,
                  1998
----------------------------------------------------------------------
----------------------------------------------------------------------
*Steven T. Newby  Vice         N/A     Mr. Newby is          N/A
555 Quince        President            President of Newby &
Orchard Road      of the               Co., a NASD
Suite 610         Company              broker/dealer since
Gaithersburg, MD  and                  July, 1990; and
20878             President            President of xGENx,
(54)              of the               LLC since November,
                  GenomicsFund         1999.
                  series
                  since
                  March,
                  2000
----------------------------------------------------------------------
----------------------------------------------------------------------
Derwood S.        Vice         N/A     Mr. Chase is          N/A
Chase, Jr.        President            President of Chase
300 Preston       of the               Investment Counsel
Avenue,           Company              Corporation and its
Suite 403         and                  predecessor, since
Charlottesville,  President            1957.
VA 22902          of the
(70)              Chase
                  Mid-Cap
                  Growth
                  Fund
                  since
                  September,
                  2002
======================================================================

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is an affiliate of two other investment advisers to funds offered by the Company; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended September 30, 2002, the Audit Committee met two times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended September 30, 2002, the Nominating Committee did not meet.

As of December 31, 2001 the directors beneficially owned the following dollar range of equity securities in the Fund:

======================================================================
Name of Director     Dollar Range of Equity  Aggregate Dollar Range
                     Securities in the Fund  of Equity Securities in
                                             All Funds of the
                                             Company Overseen by the
                                             Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III      $10,001-$50,000         Over $100,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd          None                    $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson       $0-$10,000              $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist        $0-$10,000              $10,001-$50,000
======================================================================

Approval of the Advisory Agreement

The Board of Directors of the Company approved the terms and conditions of the investment advisory agreement between the Company, on behalf of the Fund, and Chase Investment Counsel Corporation ("the Adviser") at a meeting on August 24, 2002. At the meeting, the directors considered the proposal to change the Fund's then existing investment advisory arrangements. With respect to the approval of the Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the Advisory Agreement; (ii) the proposed fees, (iii) the nature, quality and extent of the services to be received from the Adviser;
(iv) information concerning the Adviser, including information on the qualifications and experience of the portfolio managers and their investment management style; (v) the code of ethics of the Adviser; (vi) information on the profitability of the Adviser; and (vii) the recommendation of Commonwealth Capital Management, LLC, the Fund's then current investment adviser. After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the investments of the Fund. The Board of Directors also concluded that based upon the services that the Adviser would provide to the Fund and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Fund and its shareholders to approve the Advisory Agreement and to submit such agreement to the Fund's shareholders for its approval.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal period ended September 30, 2002, the directors received the following compensation from the Company:

======================================================================
Name and Position Held         Aggregate    Pension or   Total
                               Compensation Retirement   Compensation
                               From the     Benefits     from the
                               Fund for     Accrued as   Company(2)
                               Fiscal Year  Part of
                               Ended        Fund
                               9/30/2002    Expenses
                               (1)
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III, Chairman      $-0-         N/A          $-0-
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr., Director     $1,750       N/A          $15,750
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul M. Dickinson, Director    $1,750       N/A          $15,750
----------------------------------------------------------------------
----------------------------------------------------------------------
William E. Poist, Director     $1,750       N/A          $15,750
======================================================================

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended September 30, 2002.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2002. The Company consisted of a total of seven funds as of August 31, 2002.

Sales Loads

No front-end or contingent deferred sales charges are applied to purchase of Class A Shares or Class C Shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of September 30, 2002, the following persons beneficially owned shares of the Fund in the following amounts:

======================================================================
Name and Address                 Number of Shares    Percentage of
                                                     Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
Derwood S. Chase, Jr.            25,100.402          92.798%
300 Preston Avenue, #403
Charlottesville, VA 22902-5091
======================================================================

As of September 30, 2002, the officers and directors of the Fund owned 99.071% of the outstanding shares of the Fund.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Effective September 1, 2002, Chase Investment Counsel Corporation, located at 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). Derwood S. Chase, Jr., who controls the Adviser, has been the President of the Adviser since its founding. Mr. Chase is also a portfolio manager of the Fund. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Company on behalf of the Fund. The Adviser has agreed to waive or limit its fees and to assume other expense so that the ratio of total operating expenses of Class A Shares of the Fund is limited to 1.48% and 2.23% for Class C Shares of the Fund. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

For the period from August 10, 2001 through September 1, 2002, Commonwealth Capital Management, LLC served as the investment adviser for the Fund. For the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx, LLC ("xGENx") served as the investment adviser for the Fund. For the period from August 10, 2001 through October 2, 2001, xGENx served as the sub-adviser for the Fund. For their services as investment adviser to the Fund, each of CCM and xGENx were entitled to receive a base advisory fee of 1.25% of the Fund's average daily net assets. The base advisory fee was subject to a monthly adjustment if the Fund exceeded or failed to meet certain performance criteria. The maximum adjustment (increase or decrease) to the fee was 1.00% per annum. For the period from August 10, 2001 through September 1, 2002, CCM waived the entire investment advisory fee. In addition, for the period from January 1, 2001 (commencement of operations) through August 9, 2001, xGENx waived the entire investment advisory fee.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets of the Fund; and 0.15% on average daily net assets of the Fund in excess of $50 million, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from December 1, 2001 through September 30, 2002, CSS received $_______ for providing administrative services to the Fund. For the period from January 1, 2001 (commencement of operations) through November 30, 2001, CSS received $459 for providing administrative services to the Fund.

Custodian and Accounting Services

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund.

Such appointments are subject to appropriate review by the Company's directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A and Class C Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of contingent deferred sales charges upon the redemption of Class A and Class C Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. During the fiscal year ended November 30, 2001, no fees were paid pursuant to any Distribution 12b-1 and Service Plan nor were any sales charges paid in connection with the sale of Class A or Class C Shares of the Fund.

Independent Accountants

The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund paid no brokerage commissions for the fiscal period from January 1, 2001 (commencement of operations) through November 30, 2001.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A Shares of the series and Twenty-five Million (25,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A and Class C Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

At a meeting held on April 14, 2000, the directors adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on September 30, 2002 and the maximum front-end sales charge of 5.75%, is as follows:

============================================
                                 Class A
                                     Shares
--------------------------------------------
--------------------------------------------
Net Assets                       $526,812
--------------------------------------------
--------------------------------------------
Outstanding Shares                 27,048
--------------------------------------------
--------------------------------------------
Net Asset Value Per Share        $  19.48
--------------------------------------------
--------------------------------------------
Sales Charge (5.75% of the       $   1.18
offering price)
--------------------------------------------
--------------------------------------------
Offering Price to Public         $  20.66
============================================

Plan of Distribution

The Fund has a Distribution 12b-1 Plan (the ""12b-1 Plan") for its Class C Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets attributable to a Fund's outstanding Class C Shares. As of the date of this SAI, the Fund had not yet offered Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plan for the fiscal year ended November 30, 2001.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment Company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provide that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provide that they may not be amended to increase materially the costs which Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class C Shares. The 12b-1 Plan are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class C Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

Shareholder Servicing Plan

The Fund has adopted a shareholder service plan on behalf of its Class A Shares and Class C Shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account;
3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and
8) furnishing investment advisory services.

Because the Fund's Class A Shares and Class C Shares have each adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in the Fund previously purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Redemptions In Kind

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The Board of Directors reserves the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares

Shareholders may exchange their shares for shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

Distributions and Taxes

Distributions of net investment income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in complex securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

The Fund commenced investment operations on January 1, 2001. Prior to September 1, 2002, the Fund had only issued Class A Shares (formerly Investor Shares) of the Fund. On September 1, 2002, the Adviser began managing the Fund's investment portfolio and changed the investment strategy to focus in on mid-cap securities. In connection with this change in Adviser and investment strategy, the Fund is not quoting its prior investment performance, which reflects the investment performance achieved by CCM and xGENx, the Fund's previous investment advisers. The Adviser is not affiliated with, or in control (as that term is defined in the 1940 Act) of, CCM and/or xGENx, and the Adviser does not employ any officers or employees of CCM and/or xGENx.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during the
           period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

      P         =    a hypothetical initial payment $1,000
      T         =    average annual total return
      n         =    number of years (l, 5 or 10)
      ERV       =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10 year periods
                     (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended September 30, 2002 ___________________ with the SEC. The financial statements contained in the Annual Report are ______________________ into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also _______________________________. No other parts of the Annual Report
________________________________. The financial statements in such Annual Report have been _______________________ in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a)   Articles of Incorporation.

      (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on
           December 26, 2001 ("PEA No. 19").

      (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

      (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

      (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No. 19.

      (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No. 19.

      (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

      (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

      (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA
           No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a)(15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares.

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares.

(b)   By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c)   Instruments Defining Rights of Security Holders.

      See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d)   Investment Advisory Contracts.

      (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

      (5)  The New Market Fund.

          (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998("Amendment No. 5").

           (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

      (6) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

      (7)  Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

           (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund.

           (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

           (c) Investment Advisory Agreement dated August 9, 2001 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

           (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

(e)   Underwriting Contracts.

      (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund (formerly known as GenomicsFund.com), Third Millennium Russia Fund, The New Market Fund and Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f)   Bonus or Profit Sharing Contracts.

      Not Applicable.

(g)   Custodian Agreements.

      (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

(h)   Other Material Contracts.

      (1)  Administrative Services.

           (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

           (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

           (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

           (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

           (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

          (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com)is incorporated herein by reference to
                Exhibit 23(h)(2)(f) of PEA No. 11.

           (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) are incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

      (2)  Transfer Agent.

           (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

           (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant.

      (3)  Fund Accounting.

           (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, GenomicsFund (formerly known as GenomicsFund.com) and Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

          (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No.23(h)(3)(b) of PEA No. 19.

      (4)  Expense Limitation Agreements.

           (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

           (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

           (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

           (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund are incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

           (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund.

(i)   Legal Opinion.

      Opinion of Counsel of Greenberg Traurig, LLP is incorporated herein by reference to Exhibit No. 23(i)of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos.
      333-29289/811-8255) as filed with the SEC on June 12, 2001.

(j)   Other Opinions.

      (1)  Consent of Tait Weller and Baker.

      (2)  Consent of Greenberg Traurig, LLP.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   Initial Capital Agreements.

      Not Applicable.

(m)   Rule 12b-1 Plan.

      (1)  Sand Hill Portfolio Manager Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

           (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3)  GenomicsFund (formerly known as GenomicsFund.com).

           (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

           (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

           (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

           (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4)  The New Market Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

      (5)  Third Millennium Russia Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

      (6)  Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

          (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

          (b)   FORM OF:  Shareholder Servicing Agreement.

(n)   Rule 18f-3 Plan.

      (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

      (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

      (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

      (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

(o)   Reserved.

(p)   Codes of Ethics.

      (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Virginia Management Investment Corporation (the investment adviser to The New Market Fund), The London Company of Virginia (the sub-adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), and Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (3) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

      (4) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to Chase Mid-Cap Growth Fund).

(q)   Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser         Form ADV File No.
--------------------------------------         -----------------

Sand Hill Advisors, Inc.                            801-17601
CSI Capital Management, Inc.                        801-14549
Third Millennium Investment Advisors, LLC           801-55720
Virginia Management Investment Corporation          801-55697
The London Company of Virginia                      801-46604
xGENx, LLC                                          801-57224
Chase Investment Counsel Corporation                801-3396

Item 27.   Principal Underwriters.

(a)  (1)   First Dominion Capital Corp., also acts as underwriter to Vontobel
           Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust.

(b)   (1)  First Dominion Capital Corp.

           The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

 (c)  Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)   Sand Hill Advisors, Inc.
      3000 Sand Hill Road
      Building 3, Suite 150
      Menlo Park, CA 94025
      (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b)   CSI Capital Management, Inc.
      445 Bush Street, 5th Floor
      San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c)   Third Millennium Investment Advisors, LLC
      1185 Avenue of the Americas
      New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d)   Virginia Management Investment Corporation
      7800 Rockfalls Drive
      Richmond, VA  23255
      (record relating to its function as investment adviser to The New Market
      Fund).

(e)   The London Company
      Riverfront Plaza, West Tower
      901 E. Byrd Street, Suite 1350A
      Richmond, VA 23219
      (records relating to its function as sub-adviser to The New Market Fund).

(f)   xGENx, LLC
      555 Quince Orchard Road, Suite 610
      Gaithersburg, MD 20878
      (records relating to its function as investment adviser to GenomicsFund (formerly known as GenomicsFund.com)).

(g)   Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109
      (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund).

(h)   Fund Services, Inc.
      1500 Forest Avenue, Suite 111
      Richmond, Virginia 23229
      (records relating to its function as transfer agent to the Funds).

(i)   Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(j)   First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as distributor for the Funds it services).

(k)   Commonwealth Fund Accounting, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

(l)   Chase Investment Counsel Corporation
      300 Preston Avenue, Suite 403
      Charlottesville, VA  22902-50912
      (records relating to its function as investment adviser to Chase Mid-Cap Growth Fund).

Item 29.   Management Services.

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 8th day of October, 2002.

                               THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title               Date

/s/ John Pasco, III
--------------------
John Pasco, III      Director, Chairman       October 8, 2002
                     Chief Executive
                     Officer and Chief
                     Financial Officer

*/s/ Samuel Boyd, Jr.
---------------------
Samuel Boyd, Jr.          Director             October 8, 2002


*/s/ Paul M. Dickinson
-----------------------
Paul M. Dickinson         Director             October 8, 2002


*/s/ William E. Poist
----------------------
William E. Poist          Director             October 8, 2002

*By:  /s/ John Pasco, III
      --------------------
      John Pasco, III
      Attorney-in-fact
      pursuant to Powers-of-Attorney on file.

EXHIBIT NO.          DESCRIPTION

23(a)(16)       Articles of Amendment dated July 11, 2002.

23(a)(17)       Articles of Amendment dated September 2, 2002.

23(d)(7)(a)     Investment Advisory Agreement between Chase Investment Counsel
                Corporation and the Registrant on behalf of the Chase Mid-Cap
                Growth Fund.

23(h)(2)(b)     Transfer Agency Agreement dated January 1, 2002.

23(h)(4)(e)     Expense Limitation Agreement between Chase Investment Counsel
                Corporation and the Registrant on behalf of the Chase Mid-Cap
                Growth Fund.

23(j)(1)        Consent of Tait, Weller and Baker.

23(j)(2)        Consent of Greenberg Traurig, LLP

23(p)(4)        Code of Ethics of Chase Investment Counsel Corporation.

                                                              EXHIBIT 23(a)(16)



                             THE WORLD FUNDS, INC.

                              Articles of Amendment

      THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, by unanimous written consent dated June 14, 2002, has amended the Charter of the Company as follows:

      RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the "GenomicsFund.com" series of the Company, as follows:

(i)   the   "GenomicsFund.com   Class  Y   Shares"   shall   be  known  as  the
                "GenomicsFund Class Y Shares";

(ii)  the   "GenomicsFund.com   Class  A   Shares"   shall   be  known  as  the
                "GenomicsFund Class A Shares";

(iii) the   "GenomicsFund.com   Class  B   Shares"   shall   be  known  as  the
                "GenomicsFund Class B Shares";

(iv)  the   "GenomicsFund.com Class C Shares" shall be known as the
                "GenomicsFund Class C Shares".


      SECOND: The foregoing amendment to the Charter has been duly approved by at least a majority of the Board of Directors of the Company. The amendment is limited to a change expressly permitted to be made without action of the stockholders under Section 2-605 of the Maryland General Corporation Law.

      THIRD: The Articles of Amendment will become effective at the time of filing.

      IN WITNESS WHEREOF, The Company has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this 11th day of July, 2002.


Attest:                         THE WORLD FUNDS, INC.



/s/ Darryl S. Peay              /s/ John Pasco, III
-----------------------         --------------------------
Name:  Darryl S. Peay           Name:   John Pasco, III
Title: Assistant Secretary      Title:  Chairman of the Board and
                                        Chief Executive Officer


      THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Company, who executed on behalf of said Company the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to the Charter to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                                 /s/ John Pasco, III
                                 -----------------------------------
                                 Name:  John Pasco, III
                                 Title: Chairman of the Board and
                                        Chief Executive Officer

                                                              EXHIBIT 23(a)(17)



                             THE WORLD FUNDS, INC.

                              Articles of Amendment

           THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, pursuant to resolutions adopted at a special meeting of the Board of Directors held on August 24, 2002, has amended the Charter of the Company as follows:

                 RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as "Newby Fund" to shares of the "Chase Mid-Cap Growth Fund" of the Company.

           SECOND: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, pursuant to resolutions adopted at a special meeting of the Board of Directors held on August 24, 2002, has amended the Charter of the Company as follows:

                 RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the "Chase Mid-Cap Growth Fund" series of the Company, as follows:


(v)   the "Chase Mid-Cap Growth Fund Investor Class Shares" shall be known as the "Chase Mid-Cap Growth Fund Class A Shares";

(vi)  the "Chase Mid-Cap Growth Fund Service Class" shall be known as the
                     "Chase Mid-Cap Growth Fund Class C Shares";

           THIRD: The foregoing amendments to the Charter has been duly approved by at least a majority of the Board of Directors of the Company. The amendment is limited to a change expressly permitted to be made without action of the stockholders under Section 2-605 of the Maryland General Corporation Law.

           FOURTH : The Articles of Amendment will become effective at the time of filing.

           IN WITNESS WHEREOF, The Company has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this third day of September, 2002.


Attest:                         THE WORLD FUNDS, INC.



/s/ Darryl S. Peay              /s/ John Pasco, III
----------------------------    ---------------------------------
Name:  Darryl S. Peay           Name:  John Pasco, III
Title: Assistant Secretary      Title: Chairman of the Board and
                                       Chief Executive Officer


           THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Company, who executed on behalf of said Company the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to the Charter to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                 /s/ John Pasco, III
                                 --------------------------------------
                                 Name:  John Pasco, III
                                 Title: Chairman of the Board and
                                        Chief Executive Officer

                                                            EXHIBIT 23(d)(7)(a)


                          INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated August 31, 2002 by and between The World Funds, Inc., a Maryland corporation (herein called the "Company"), and Chase Investment Counsel Corporation, a Virginia corporation (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment objective and policies; and

      WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Company, subject to the control of the Company's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Company hereby appoints the Adviser to act as the adviser to the Chase Mid-Cap Growth Fund series of the Company (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Company employs the Adviser to manage the investments and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board of Directors and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objective, policies, and limitations for the Fund as set forth in the Fund's Prospectus(es) and Statement(s) of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services, pursuant to this Agreement, to the Fund without further shareholder approval.

      4. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectus(es) and Statement(s) of Additional Information. The Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to, or to be in breach of any obligation to, the Company, the Fund, or any of their shareholders, or any other person or entity, by reason of its having directed a transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectus(es) and Statement(s) of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Company shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.00% of the average daily net assets of the Fund.

           All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6.    Expenses.  During the term of this  Agreement,  the Adviser  will pay all
      ---------
expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

           (1)  Taxes;

           (2)  Brokerage  fees  and  commissions   with  regard  to  portfolio
                transactions;

           (3) Interest charges, fees and expenses of the custodian of the securities;

           (4) Fees and expenses of the Company's transfer agent and the Administrator;

           (5)  Its proportionate share of auditing and legal expenses;

           (6)  Its   proportionate   share  of  the  cost  of  maintenance  of
                corporate existence;

           (7) Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

           (8)  Its proportionate share of the costs of corporate meetings;

           (9) Federal and State registration fees and expenses incident to the sale of shares of the Fund;

           (10) Costs of printing and mailing Prospectuses for the Fund's shares, reports and notices to existing shareholders;

           (11) The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

           (12) Costs  of  record  keeping  (other  than   investment   records
                required to be maintained by the Adviser), and daily pricing;

           (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

           (14) Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      7. Reports. The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      8.   Services of Adviser Not  Exclusive.  The  services of the Adviser to
           -----------------------------------
the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby.

           Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser of other series of the Company.

      9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

      10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Fund, or the shareholders of either, in connection with the performance of this Agreement, except a loss, established in accordance with
Section 36(b) of the 1940 Act, resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      11. Permissible Interest. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the U. S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a)  To the Company at:

                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

           (b)  To the Adviser at:

                          300 Preston Avenue, Suite 403
                          Charlottesville, Virginia 22902-5091

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17.  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
           -------------
counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          CHASE INVESTMENT COUNSEL CORP.



                          BY:  /s/ Derwood S. Chase, Jr.
                               ---------------------------------------------
                          Name:     Derwood S. Chase, Jr.
                          Title:    President



                          THE WORLD  FUNDS, INC.



                          BY: /s/ John Pasco, III
                              ---------------------------------------------
                          Name:   John Pasco, III
                          Title:  Chairman of the Board

                                                            EXHIBIT 23(h)(2)(b)



                               FUND SERVICES, INC.

                     TRANSFER AGENCY AND SERVICES AGREEMENT


      AGREEMENT made as of January 1, 2002, by and between WORLD FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC. ("FSI"), a corporation organized under the laws of the State of Virginia, provides as follows:

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and may issue its [shares of beneficial interest, no par value] (the "Shares"), in separate series and classes; and

      WHEREAS, the Fund intends to offer shares in various series (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 12, being herein referred to as a "Fund," and collectively as the "Funds") and the Fund may in the future offer shares of various classes of each Fund (each such class together with all other classes subsequently established by the Fund in a Fund being herein referred to as a "Class," and collectively as the "Classes");

      WHEREAS, the Fund desires that FSI perform as the transfer agent and dividend disbursing agent for each Fund and FSI is willing to provide these services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and FSI hereby agree as follows:

      SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Fund, on behalf of the Funds, hereby appoints FSI to act as, and FSI agrees to act as, (i) transfer agent for the authorized and issued shares of beneficial interest of the Fund representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of shares of any of the Funds ("Shareholders") and set out in the currently effective prospectuses and statements of additional information (collectively "prospectus") of the applicable Fund, including, without limitation, any periodic investment plan or periodic withdrawal program.

      (b) In connection therewith, the Fund has delivered to FSI copies of (i) the Fund's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Fund's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Fund's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Fund under Rule 1 2b- 1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Fund ("Service Plan"), and (v) all applicable procedures adopted by the Fund with respect to the Funds, and shall promptly furnish FSI with all amendments of or supplements to the foregoing. The Fund shall deliver to FSI a certified copy of the resolution of the Board of Trustees of the Fund (the ~Board") appointing FSI and authorizing the execution and delivery of this Agreement.

      SECTION 2. DUTIES OF FSI

      (a) FSI agrees that in accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Funds, as applicable, and FSI, FSI will perform the following services:

      (i) provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including: (A) maintaining all Shareholder accounts,
      (B) preparing Shareholder meeting lists, (C) mailing proxies and related materials to Shareholders, (D) mailing Shareholder reports and prospectuses to current Shareholders, (E) withholding taxes on U.S. resident and non-resident alien accounts, (F) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders, (G) preparing and mailing confirmation forms arid statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, (H) preparing and mailing activity statements for Shareholders, and (I) providing Shareholder account information;

      (ii) receive for acceptance orders for the purchase of Shares and promptly deliver payment and appropriate documentation therefore to the custodian of the applicable Fund (the "Custodian") or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

      (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

      (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefore to the Custodian or, in the case of Fund's operating in a masterfeeder structure, to the transfer agent or interestholder recordkeeper for the master fund in which the Fund invests;

      (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

       (vi)     effect   transfers  of  Shares  upon  receipt  of   appropriate
      instructions from Shareholders;

      (vii)     prepare   and   transmit   to   Shareholders   (or  credit  the
      appropriate   Shareholder   accounts)   payments  for  all  distributions
      declared by the Fund with respect to Shares;

      (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by FSI of indemnification satisfactory to FSI and protecting FSI and the Fund and, at the option of FSI, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

      (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments, as appropriate, to the underwriter for commissions and service fees received;

      (x) track shareholder accounts by financial intermediary source and otherwise as reasonably requested by the Fund and provide periodic reporting to the Fund or its administrator or other agent;

      (xi) maintain records of account for and provide reports and statements to the Fund and Shareholders as to the foregoing;

      (xii) record the issuance of Shares of the Fund and maintain pursuant to Rule 1 7Ad-10(e) under the Securities Exchange Act of 1934, as amended ("1934 Act") a record of the total number of Shares of the Fund, each Fund and each Class thereof, that are authorized, based upon data provided to it by the Fund, and are issued and outstanding and provide the Fund on a regular basis a report of the total number of Shares that are authorized and the total number of Shares that are issued and outstanding;

      (xiii) provide a system which will enable the Fund to calculate the total number of Shares of each Fund and Class thereof sold in each State;

      (xiv) provide necessary information to the Fund to enable to Fund to monitor and make appropriate filings with respect to the escheatment laws of the various states and territories of the United States; and

      (xv) oversee the activities of proxy solicitation firms, if requested by the Fund.

      (b) FSI shall receive and tabulate proxy votes, coordinate the tabulation of proxy and shareholder meeting votes and perform such other additional services as may be specified from time to time by the Fund, all pursuant to mutually acceptable compensation and implementation agreements.

       (c) The Fund or its administrator or other agent (i) shall identify to FSI in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States") and (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State. The responsibility of FSI for the Fund's State registration status is solely limited to the reporting of transactions to the Fund, and FSI shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund or its administrator or other agent.

      (d) FSI shall establish and maintain facilities and procedures reasonably acceptable to the Fund for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. FSI shall establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of all records maintained by FSI pursuant to this Agreement.

      (e) FSI shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (f) Except with respect to FSI's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Fund assumes all responsibility for ensuring that the Fund complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Fund. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

      SECTION 3. RECORDKEEPING

      (a) Prior to the commencement of FSI's responsibilities under this Agreement, if applicable, the Fund shall deliver or cause to be delivered over to FSI (1) an accurate list of Shareholders of the Fund, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Fund shall on behalf of each applicable Fund or Class indemnify and hold FSI harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any error, omission, inaccuracy or other deficiency of the Materials, or out of the failure of the Fund to provide any portion of the Materials or to provide any information in the Fund's possession or control reasonably needed by FSI to perform the services described in this Agreement.

      (b) FSI shall keep records relating to the services to be performed under this Agreement, in the form and manner as it may deem advisable and as required by applicable law. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, FSL agrees that all such records prepared or maintained by FSI relating to the services to be performed by FSI under this Agreement are the property of the Fund and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Fund on and in accordance with the Fund's request. The Fund and the Fund's authorized representatives shall have access to FSI's records relating to the services to be performed under this Agreement at all times during FSI's normal business hours. Upon the reasonable request of the Fund, copies of any such records shall be provided promptly by FSI to the Fund or the Fund's authorized representatives.

      (c) FSI and the Fund agree that all books, records, information, and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

      (d) In case of any requests or demands for the inspection of the Shareholder records of the Fund, FSI will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, that FSI may grant the inspection regardless of the Fund's instructions if FSI is advised by counsel to FSI that failure to do so will result in liability to FSI.

      SECTION 4. ISSUANCE AND TRANSFER OF SHARES

      (a) FSI shall make original issues of Shares of each Fund and Class thereof in accordance with the Fund's then current prospectus only upon receipt of (i) instructions requesting the issuance, (ii) a certified copy of a resolution of the Board authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the SEC, as required by Section 24 of the 1940 Act or the rules thereunder. If the opinion described in (iv) above is contingent upon a filing under Section 24 of the 1940 Act, the Fund shall indemnify FSI for any liability arising from the failure of the Fund to comply with that section or the rules thereunder.

      (b) Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by FSI. In registering transfers of Shares, FSI may rely upon the Uniform Commercial Code as in effect in the State of Virginia or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry,
(iii) delaying registration for purposes of such inquiry or (iv) refusing registration whenever an adverse claim requires such refusal. As transfer agent, FSI will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

      SECTION 5. SHARE CERTIFICATES

      (a) The Fund shall furnish to FSI a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon FSI's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Fund authorized to sign by the Organic Documents of the Fund and, if required by the Organic Documents, shall bear the Fund's seal or a facsimile thereof. Unless otherwise directed by the Fund, FSI may issue or register Share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Fund.

      (b) New Share certificates shall be issued by FSI upon surrender of outstanding Share certificates in the form deemed by FSI to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall forward Share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. FSI shall not mail Share certificates in "negotiable" form unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.

      (c) In the event that the Fund informs FSI that any Fund or Class thereof does not issue share certificates, FSI shall not issue any such share certificates and the provisions of this Agreement relating to share certificates shall not be applicable with respect to those Funds or Classes thereof.

      SECTION 6. SHARE PURCHASES; ELIGIBILITY TO RECEIVE DISTRIBUTIONS

      (a) Shares shall be issued in accordance with the terms of a Fund's or Class' prospectus after FSI or its agent receives either:

      (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C). in the case of an initial purchase, a completed account application; or

      (ii) the  information  required  for  purchases  pursuant  to a  selected
      dealer  agreement.   processing  organization  agreement,  or  a  similar
      contract with a financial intermediary.

      (b) Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the prospectus pursuant to which the Shares are offered.

      (c) Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the prospectus of the applicable Class or Fund:

      (i)  for a wire received, at the time of the receipt of the wire;

       (ii) for a check drawn on a member bank of the Federal Reserve System, on the next Fund business day following receipt of the check; and

      (iii) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as FSI is credited with Federal Funds with respect to that check.

      SECTION 7. COMPENSATION AND EXPENSES

      (a) For the services provided by FSI pursuant to this Agreement, the Fund, on behalf of each Fund, agrees to pay FSI the fees set forth in Appendix A hereto. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to FSI such compensation as shall be payable prior to the effective date of termination. The Fund acknowledges that FSI may from time to time earn money on amounts in the deposit accounts maintained by FSI to service the Funds (and other clients serviced by FSI).

      (b) In connection with the services provided by FSI pursuant to this Agreement, the Fund, on behalf of each Fund, agrees to reimburse FSI for the expenses set forth in Appendix A hereto. In addition, the Fund, on behalf of the applicable Fund, shall reimburse FSI for all reasonable incurred expenses and employee time (at 150% of salary) attributable to any review of the Fund's accounts and records by the Fund's independent accountants or any regulatory body outside of routine and normal periodic reviews. Should the Fund exercise its right to terminate this Agreement, the Fund, on behalf of the applicable Fund, shall reimburse FSI at rates set forth in Appendix A for all reasonable incurred out-of-pocket expenses and employee time associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.

      (c) All fees and reimbursements are payable in arrears on a monthly basis and the Fund, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt of the respective billing notice.

      SECTION 8. REPRESENTATIONS AND WARRANTIES

      (a)  FSI represents and warrants to the Fund that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Virginia;

      (ii) It is duly qualified to carry on its business in the State of Virginia;

      (iii) It is empowered under applicable laws and by its By-Laws to enter into this Agreement and perform its duties under this Agreement;

      (iv) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (v) It has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement;

      (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of FSI, enforceable against FSI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vii) It is registered as a transfer agent under Section 1 7A of the 1934 Act.

      (b)  The Fund represents and warrants to FSI that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of Maryland;

      (ii) It is empowered under applicable laws and by its By-Laws to enter into this Agreement and perform its duties under this Agreement;

      (iii) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (iv) It is an open-end management investment company registered under the 1940 Act;

      (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vi) A registration statement under the Securities Act is currently effective and will remain effective, and appropriate State securities law filings have been made and will continue to be made, with respect to all Shares of the Funds and Classes of the Fund being offered for sale.

      SECTION 9. PROPRIETARY INFORMATION

      (a) The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by FSI on databases under the control and ownership of FSI or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to FSI or the third party. The Fund agrees to treat all Proprietary Information as proprietary to FSI and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

      (b) FSI acknowledges that the Shareholder list and all information related to Shareholders furnished to FSI by the Fund or by a Shareholder in connection with this Agreement (collectively, "Customer Data") constitute proprietary information of substantial value to the Fund. In no event shall Proprietary Information be deemed Customer Data. FSI agrees to treat all Customer Data as proprietary to the Fund and further agrees that it shall not divulge any Customer Data to any person or organization except as may be provided under this Agreement or as may be directed by the Fund.

      SECTION 10. INDEMNIFICATION

      (a) FSI shall not be responsible for, and the Fund shall on behalf of each applicable Fund or Class thereof indemnify and hold FSI harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

      (i) all actions of FSI or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct;

      (ii) the Fund's lack of good faith or the Fund's gross negligence or willful misconduct;

      (iii) the reliance on or use by FSI or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund, including but not limited to any previous transfer agent or registrar;

      (iv) the reasonable reliance on, or the carrying out by FSI or its agents or subcontractors of, any instructions or requests of the Fund on behalf of the applicable Fund; and

      (v) the offer or sale of Shares in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any State that such Shares be registered in such State or in violation of any stop order or other determination or ruling by any federal agency or any State with respect to the offer or sale of such Shares in such State.

      (b) FSI shall indemnify and hold harmless the Fund and each Fund or Class thereof from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by FSI as a result of FSI's lack of good faith, gross negligence or willful misconduct with respect to the services performed under or in connection with this Agreement; provided, however, that FSI shall indemnify and hold the Fund and each Fund or Class thereof harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability with regard to "as of" adjustments arising out of or attributed to any processing of Shareholder purchase and redemption requests at an incorrect NAV as a result of FSI's lack of good faith, negligence or willful misconduct as follows:

      (i) FSI shall reimburse each applicable Fund (or Class) for any net losses to the Fund (or Class) during each NAV Error Period resulting from an NAV Difference that is at least $0.01 per Fund share. FSI shall reimburse the Fund (or Class) and each Fund (or Class) shareholder for any losses experienced by the Fund or any Fund shareholder, as applicable, during each NAV Error Period resulting from an NAV Difference that is at least $0.01 per Fund share and that, as a percentage of Recalculated NAV of such Fund (or Class), is at least 1/2 of 1%; provided, however, that FSI shall not be responsible for reimbursing any Fund with respect to any shareholder that experiences an aggregate loss during any NAV Error Period of less than $10.

      (ii) For purposes of this Agreement, (1) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected, (2) NAV Error Period shall mean any Fund business day or series of two or more consecutive Fund business days during which an NAV Difference of $0.01 per Fund share or more exists, (3) NAV Differences and any FSI liability therefrom are to be calculated each time a Fund's (or Class's) NAV is calculated, (4) in calculating any amount for which FSI would otherwise be liable under this Agreement for a particular NAV error, Fund (or Class) losses and gains shall be netted and
      (5) in calculating any amount for which FSI would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund (or Class) losses and gains for the period shall be netted.

      (c) At any time FSI may apply to any officer of the Fund for instructions, and may consult with legal counsel to the Fund or to FSI with respect to any matter arising in connection with the services to be performed by FSI under this Agreement, and FSI and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Fund for any action taken or omitted by it in reasonable reliance upon such instructions or upon the advice of such counsel. FSI, its agents and subcontractors shall be protected and indemnified in acting upon (i) any paper or document furnished by or on behalf of the Fund, reasonably believed by FSI to be genuine and to have been signed by the proper person or persons, (ii) any instruction, information, data, records or documents provided FSI or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means reasonably believed by FSI to be authorized by the Fund, and (iii) any authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, reasonably believed by FSI to be genuine and to have been given by the proper person or persons. FSI shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. FSI, its agents and subcontractors shall also be protected and indemnified in recognizing share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar or of a co-transfer agent or co-registrar of the Fund.

      (d) If the Fund has the ability to originate electronic instructions to FSI in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event FSI shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by FSI from time to time.

      (e) The Fund has authorized or in the future may authorize FSI to act as a "Mutual Fund Services Member" for the Fund or various Funds. Fund/SERV and Networking are services sponsored by the National Securities Clearing Corporation ("NSCC") and as used herein have the meanings as set forth in the then current edition of NSCC Rules and Procedures published by NSCC or such other similar publication as may exist from time to time. The Fund shall indemnify and hold FSI harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly or indirectly out of or attributed to any action or failure or omission to act by NSCC.

      (f) In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party in writing of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

      SECTION 11. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to each Fund or Class on the earlier of the date on which the Fund's Registration Statement relating to the Shares of the Fund or Class becomes effective or the date of the commencement of operations of the Fund or Class. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

      (b) This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Fund).

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on sixty (60) days' written notice to FSI or (ii) by FSI on sixty (60) days' written notice to the Fund. Any termination shall be effective as of the date specified in the notice or upon such later date as may be mutually agreed. Upon notice of termination of this Agreement by either party, FSI shall promptly transfer to the successor transfer agent the original or copies of all books and records maintained by FSI under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor transfer agent in the establishment of the books and records necessary to carry out the successor transfer agent's responsibilities.

(d) The obligations of Sections 3, 7, 8, 9, 10, 14, 15, and 17 shall survive any termination of this Agreement.

      SECTION 12. ADDITIONAL FUNDS AND CLASSES

      In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. FSI or the Fund may elect not to make any such series or classes subject to this Agreement.

      SECTION 13. ASSIGNMENT

      Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. FSI may, without further consent on the part of the Fund, subcontract for the performance hereof with any entity, including affiliated persons of FSI; provided however, that FSI shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as FSI is for its own acts and omissions.

      SECTION 14. FORCE MAJEURE

      FSI shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, terrorist activity, war, riots or failure of the mails or any transportation medium, communication system or power supply.


      SECTION 15. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Directors of the Fund and the shareholders of each Fund shall not be liable for any obligations of the Fund or of the Funds under this Agreement, and FSI agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which FSI' s rights or claims relate in settlement of such rights or claims, and not to the Directors of the Fund or the shareholders of the Funds.

      SECTION 16. TAXES

      FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund or any Shareholder or any purchase of Shares, excluding taxes assessed against FSI for compensation received by it under this Agreement.

      SECTION 17. MISCELLANEOUS

      (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

      (b) Except to add new Funds and Classes in accordance with Section 12, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

      (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Virginia.

      (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written:

      (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both FSI and the Fund and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

      (g) Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (h) Notices, requests, instructions and communications received by the parties at their respective principal addresses, or at such other address as, a party may have designated in writing, shall be deemed to have been properly given.

      (i) Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any day other than a business day on which the New York Stock Exchange is open for business. Functions or duties normally scheduled to be performed on any day which is not a business day on which the New York Stock Exchange is open shall be performed on, and as of, the next business day, unless otherwise required by law.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Series of the Fund are separate and distinct from the assets and liabilities of each other Series and that no Series shall be liable or shall be charged for any debt, obligation or liability of any other Series, whether arising under this Agreement or otherwise.

      (k) No affiliated person (as that term is defined in the 1940 Act), employee, agent, director, officer or manager of FSI shall be liable at law or in equity for FSI's obligations under this Agreement.

      (1) Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a Legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      (m) The terms and "affiliated person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings ascribed thereto in the 1940 Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

                                WORLD FUNDS, INC.



                               /s/ John Pasco, III
                               ----------------------



                               FUND SERVICES, INC.



                               /s/  William Carmichael
                               ------------------------

Appendix A

                                  Fee Schedule
                                 The World Funds

The minimum fee for a portfolio or class is $15,000.00 per year. In addition, there will be an annual maintenance fee of $18.00 per open account and $3.00 per closed account. These per account fees will be charged in addition to the minimum fee. For multi-class portfolios, the second and subsequent classes will be charged a minimum fee of $9,000.00 plus account maintenance charges.

There will be no transaction fees or quarterly/annual statement fees. There will be a fee of $1.00 per tax form produced.

Internet access for shareholder account look-up and broker account access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers. Internet access fees are as follows (per portfolio/class):

      Set Up Fee:  $1,000.00  Custom  programming  or design  costs axe extra.

      Monthly Maintenance Fee: $500.00 for first class.
                               $250.00 for second and subsequent classes
      Per Call:                $0.10 (After 250 accesses)


VRU (Voice Response Unit) access is available for portfolios/classes as desired. VRU fees are as follows (per portfolio/class):

      Set Up Fee:              $500.00
      Monthly Maintenance Fee: $250.00
      Per Call:                $0.10 (After 100 calls)

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                  Forms
      Telephone (Long Distance/800 Service)    Mailing House Expenses
      Telephone (Dedicated circuits)           Proxy Solicitation
      Express Charges                          Storage Fees
      Fund/SERV & Networking Fees              Bank  Account   Maintenance Fees
      FedWire/ACH/Swift Fees                   Custom Programming Costs
      Special Reports                          Conversion/Deconversion Costs
      Special Training requested by Fund

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative                $50.00 - $75.00/hr

                                                            EXHIBIT 23(h)(4)(e)


                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This Expense Limitation Agreement, effective as of August 31, 2002 is by and between Chase Investment Counsel Corp. (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of the Chase Mid-Cap Growth Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

      1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Class A Shares is 1.48% of the average daily net assets of the Portfolio and 2.23% of the average daily net assets of the Portfolio for Class C Shares.

      1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

      1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

      2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous three (3) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this
           Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

      2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

      This Agreement will continue in effect until September 30, 2005 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2.1           Interpretation.  Nothing in this  Agreement  requires  the Fund
                --------------
                or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.2.2 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.



                     THE WORLD FUNDS, INC.



                     By:  /s/ John Pasco, III
                           ---------------------------------
                          John Pasco, III
                          Chairman




                     CHASE INVESTMENT COUNSEL CORP.



                     By:  /s/ Derwood S. Chase, Jr.
                           -------------------------------------
                          Derwood S. Chase, Jr.
                          President

                                                               EXHIBIT 23(j)(1)







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the World Funds, Inc. and to the use of our reports each dated January 25, 2002 on the November 30, 2001 financial statements and financial highlights of Chase Mid-Cap Growth Fund (formerly known as Newby Fund) a series of shares of The World Funds, Inc. Such financial statements, financial highlights and reports of independent certified public accountants appear in the 2001 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.





                                      /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 8, 2002

                                                               EXHIBIT 23(j)(2)









                               CONSENT OF COUNSEL

      We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 24 of our firm's opinion and consent of counsel which was filed as Exhibit No. 23(i) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP



                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
October 8, 2002

                                                             EXHIBIT 23(m)(6)(b)


                    FORM OF: SHAREHOLDER SERVICING AGREEMENT



      Shareholder Servicing Agreement (the "Agreement") dated this _____ day of _______________, 2002 by and between The World Funds, Inc., a Maryland corporation (herein called the "Company"), and ______________________ a __________________ Corporation (___________).

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Company desires to retain _____________ to furnish services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and _________________ is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. You will perform or arrange for others, including organizations, whose customers or clients are shareholders of the Fund (the "Shareholder Servicing Agents") to perform all shareholder servicing functions and maintenance of shareholder accounts not performed by us or by our Transfer Agent ("Shareholder Services"). You may make payments from time to time from any Shareholder Servicing Fees (as defined below) received under this Agreement, to defray the costs of, and to compensate others, including Shareholder Servicing Agents with whom our distributor has entered into written agreements, for performing Shareholder Services.

2. In consideration of your performance of the Shareholder Services, we will pay you a Service Fee, as defined by Article III of the Conduct Rules, of the National Association of Securities Dealers, Inc., at the annual rate of one-quarter of one percent (0.25%) of the Fund's average daily net assets (the "Shareholder Servicing Fee"). Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

3. You will in your sole discretion determine the amount of any payments made by you to Shareholder Servicing Agents pursuant to this Agreement, and you may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount which we are required to pay to you under either this Agreement or any management agreement between you and us, or otherwise.

4. You will be responsible for the payment of all expenses incurred by you in rendering the foregoing services, except that we will pay the cost of typesetting, printing and delivering our prospectus to existing shareholders of the Company and of preparing and printing subscription application forms for shareholder accounts.

5. Payments to Shareholder Servicing Agents to compensate them for providing shareholder servicing and related administrative functions are subject to compliance by them with the terms of written agreements satisfactory to our Board of Directors to be entered into between our distributor and the Shareholder Servicing Agents.

6. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, providing that nothing herein shall indemnify you against any liability to the Company or its shareholders caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

7. This Agreement will become effective on the date hereof and will remain in effect until _____________, 200__ and, thereafter, for successive twelve (12) month periods (computed from each ___________ 1st), provided that such continuation is specifically approved at least annually by vote of our Board of Directors and of a majority of those of our directors who are not "Interested Persons" (as defined in the 1940 Act), and have no direct or indirect financial interest in the operation of this Agreement, cast in person at a meeting called for the purpose of voting on this Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by vote or a majority of our entire Board of Directors, and by a vote of a majority of our directors who are not Interested Persons (as defined in the 1940 Act), and who have no direct or indirect financial interest in the operation of this Agreement, or by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, on sixty (60) days' written notice to you, or by you on sixty (60) days' written notice to us.

      This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the U.S. Securities and Exchange Commission thereunder.

9. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to another corporation, firm, individual or association.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

11. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      a)   To the Fund at:     1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

b)    To _________ at:



      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                               EXHIBIT 23(p)(4)

                                                               February 1, 2000
                            CHASE INVESTMENT COUNSEL
                                 CODE OF ETHICS

Purpose: An investment adviser is a fiduciary, and as such, owes undivided loyalty to its clients. Client interests take priority over all non-client members of Chase Investment Counsel Corporation ("CICC' or the "Corporation'). To avoid conflicts of interest with client interests this Code of Ethics is adopted.

The Securities and Exchange Commission (the "SEC") adopted Rule 1 7j-l under the Investment Company Act of 1940, as amended (the "Investment Company Act") to require investment companies to adopt a written Code of Ethics designed to deal with the potential "conflicts of interests" that might arise with regard to transactions by affiliated persons of an investment company. Thus, each investment company ("Fund" or "Client") advised by Chase Investment Counsel Corporation (the "Adviser" or "CICC") requires the Adviser to adopt a Code of Ethics. The Compliance Officer is David Scott and questions about the meaning or application of this Code should be directed to him. Capitalized terms are further defined at Section V.

I.    Prohibited Purchases, Sales and other Actions

The following procedures apply to all Access Persons (as such term is defined at Section V):

 (a) Access Person security transactions (including private placements) should not in any way adversely affect the interests of clients.
 (b) No Access Person may purchase any security which at the time is being purchased or is on the active list of buy recommendations until Clients' commitments have been satisfactorily filled.
 (c) Sales of securities by Access Persons may not be made just before or during a period where active sales are being executed, or, to his or her knowledge are being considered for sale, by Clients until Client holdings have been satisfactorily eliminated, unless mitigating circumstances arise, and then prior approval must be obtained from the Compliance Officer.
 (d) Access Persons are prohibited from selling short a security which is held long in any Client's account, except that short sales may be made "against the box" for tax purposes.
 (e) Access Persons may only purchase Initial Public Offerings (IPOs) and Limited Public Offerings (i.e. private placements) with prior approval by the Compliance Officer. An exception would be where the Access Person is a depositor in a saving bank converting from a mutual to a stock form of ownership.
(f) Access Persons must provide the Compliance Officer a list of securities owned and brokerage accounts held within 10 days of employment by CICC (an "Initial Holdings Report"). This Initial Holdings Report must be updated with an Annual Holdings Report within 30 days of each year-end.

      Access Persons are prohibited from receiving any gift or other thing of more than de
      minimis value (more than nominal value--   i.e., $100) from any broker
      or other entity that does business with or on behalf of CICC.

 II.  Scope of This Code of Ethics

 This Code of Ethics applies to any security in which the Access Person has "a direct or indirect beneficial ownership." "Beneficial ownership," as used in this Code, generally covers securities:

 (a)  held for your benefit, regardless of how registered.
 (b) held by your spouse, or minor children, or any relative of yours or your spouse who is presently sharing your home.
 (c) held by you as trustee when you or members of your family have a beneficial interest in the trust.
 (d) held by another person, if by reason of any agreement, relationship or other arrangement, you obtain benefits substantially equivalent to those of ownership.

       Furthermore, a person also is regarded as the beneficial owner of securities held in the name of a spouse, minor children or other person, if he or she can vest or revest title in himself or herself at once, or at some future time, or if he or she has investment discretion over the account.

 The prohibitions set forth in this Code shall not apply to:

 (a) Purchases or sales effected in any security over which an Access Person has no direct or indirect influence or control;
 (b) Purchases or sales of securities which are not eligible for purchase or sale by a Fund, except that this Code does apply to purchases or sales of securities which are derivatives of securities that are eligible for purchase or sale by a Fund.
 (c) Purchases or sales of securities which are issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies;
 (d) Purchases which are part of an automatic dividend reinvestment plan; (e) Purchases effected upon exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

       When an Access Person intends a security transaction not clearly beyond the bounds of conflict of interest, as outlined above, clearance must be obtained from the Compliance Officer, or Derwood S. Chase (the "President"), or other authorized person, before the transaction is made. If you have questions, please don't hesitate to ask for further information.

III.  The Quarterly Transaction Reporting Requirement

Each Access Person shall file with the Fund's President a report within 10 days of each calendar quarter, reporting every transaction in a security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, except purchases and sales specified in this Code as exempt (a "Quarterly Transaction Report"). The Quarterly Transaction Report shall also list any brokerage account opened by the Access Person during the previous quarter.

Form of Report.
--------------

o Access Persons shall report to the Compliance Officer every transaction in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, except purchases or sales effected in any account over which such Access Person has no direct or indirect control. The report must indicate: the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition) number of units, name of security, date of trade, price, broker, name of holder, date of purchase or sale. A copy of the transaction confirmation which duplicates the above information may be substituted for the Quarterly Transaction Report.
o All transactions during a calendar quarter to be reported should be listed on the Quarterly Transaction Report provided by the Adviser and reported no later than ten (10) days after the end of each quarter. Copies of confirmation statements may be attached to an Access Person's signed report in lieu of listing of the transactions.
o Information supplied on the Quarterly Transaction Reports is available for inspection by the SEC at any time during the five year period following the end of the fiscal year in which each report is made.

IV.   Sanctions

No Code of Ethics can cover every possible circumstance, and an individual's conduct must depend ultimately upon his or her sense of fiduciary obligation to a Fund and its shareholders. Nevertheless, this Code of Ethics sets forth the policy regarding conduct in those situations in which conflicts of interest are most likely to develop. Because the standards in this Code of Ethics are minimal rather than permissive, careful adherence to the Code is essential.

Violation of this Code will result in sanctions appropriate under the circumstances. Violators may be required to give up any profit or other benefit realized from any transaction in violation of this Code. In addition, conduct inconsistent with this Code may result in a letter of censure or suspension or termination of the employment of the violator. A record of violations of this Code of Ethics, and of any action taken as a result of such violations, will be available for inspection by the SEC at any time during the five-year period following the end of the fiscal year in which each such violation occurs.

     Each year the Compliance Officer shall provide to the Board of Trustees of a Fund a written report that describes any material violation of this Code and sanctions imposed. The report shall also certify that the Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating this Code.

V.    Definitions

Access Person. As used in this Code, the term "Access Person" shall mean any trustee, officer or Advisory Person of a Fund. The Adviser will maintain, and update, a list of Access Persons.

Advisory Person. The term "advisory person" shall mean (a) any employee of the Adviser or of any company in a control relationship to the Adviser, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to a Fund or the Adviser who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a security. The Compliance Officer will maintain a list of employees considered advisory persons for each Fund.

Purchase or Sale of a Security. As used in this Code, "purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security.

Security. As used in this Code, the term "security" shall have the same meaning as set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

Security Held or to be Acquired. As used in this Code, this term shall mean any security as defined, which, within the most recent 15 days (a) is or has been held by a Fund or (b) is being or has been considered by a Fund or its Adviser for purchase by a Fund.

Authorized Person. Shall mean an officer of a Fund or of a Fund's Adviser and
-----------------
such other persons as shall be specifically designated by a Fund's trustees.

A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made or communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

Reviewed and Approved by the Board of Trustees on_______________________.